SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:    July 1, 1997
(Date of earliest event reported)

                         MORTGAGE CAPITAL FUNDING, INC.
                                    (Sponsor)
                              (Issuer in Respect of
   Multifamily/Commercial Mortgage Pass-Through Certificates Series 1997-MC1)
               (Exact name of registrant as specified in charter)

Delaware                       333-24489                      13-3408716
(State or other juris-        (Commission                 (I.R.S. Employer
diction of organization)       File Nos.)                  Identification No.)

399 Park Avenue, New York, New York                             10043
-----------------------------------                             -----
(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number, including area code (212) 559-6899

(Former name, former address and former fiscal year, if changed since last report.)


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Item 2.     Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

     On June 20, 1997, a single series of certificates, entitled Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1997-MC1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 1997, among Mortgage Capital Funding, Inc., as Sponsor (the "Sponsor"), Citicorp Real Estate, Inc., as Mortgage Loan Seller ("CREI"), NationsBanc Mortgage Capital Corporation, as Additional Warranting Party, CRIIMI MAE Services Limited Partnership, as Master Servicer and Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent. The Certificates consist of fifteen classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class R-I Certificates" and the "Class R-II Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 158 conventional, fixed-rate, multifamily and commercial, balloon mortgage loans (the "Mortgage Loans"), having, as of the close of business on June 1, 1997 (the "Cut-off Date"), an aggregate principal balance of $658,541,674 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Sponsor acquired the Trust Fund assets from CREI, an affiliate of the Sponsor, pursuant to a mortgage loan purchase agreement, dated as of June 11, 1997, between the Sponsor and CREI. The Sponsor sold the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates to Citibank, N.A. and NationsBanc Capital Markets, Inc. ("NCMI"), as underwriters (the "Underwriters"), pursuant to an underwriting agreement (the "Underwriting Agreement") dated June 11, 1997, a copy of which is attached hereto as Exhibit 1.1.

     The Class A-1 Certificates have an initial stated principal balance (a "Certificate Balance") of $108,659,000. The Class A-2 Certificates have an initial Certificate Balance of $26,341,000. The Class A-3 Certificates have an initial Certificate Balance of $325,979,171. The Class B Certificates have an initial Certificate Balance of $39,512,500. The Class C Certificates have an initial Certificate Balance of $36,219,792. The Class D Certificates have an initial Certificate Balance of $32,927,083. The Class E Certificates have an initial Certificate Balance of $13,170,833.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


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Item 7.  Financial Statements and Exhibits

            (a)    Not applicable

            (b)    Not applicable

            (c)    Exhibits


Exhibit No.        Description

     1.1 Underwriting Agreement dated June 11, 1997, among Mortgage Capital Funding, Inc., as Sponsor and Citibank, N.A. and NationsBanc Capital Markets, Inc., as
                   Underwriters.

     4.1           Pooling and Servicing Agreement dated
                   as of June 1, 1997, among Mortgage
                   Capital Funding, Inc., as Sponsor,
                   Citicorp Real Estate, Inc., as Mortgage
                   Loan Seller, NationsBanc Mortgage
                   Capital Corporation, as Additional
                   Warranting Party, CRIIMI MAE Services
                   Limited Partnership, as Master Servicer
                   and Special Servicer, LaSalle National
                   Bank, as Trustee and REMIC
                   Administrator and ABN AMRO Bank N.V.,
                   as Fiscal Agent.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORTGAGE CAPITAL FUNDING, INC.
(Registrant)

By: /s/ Anne Galbraith
   ----------------------
     Anne Galbraith
     Vice President


     Dated: July 1, 1997


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